SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported): February 28, 2001


             Credit Suisse First Boston Mortgage Securities Corp.
                    Resecuritization Mortgage Trust 2001-5
           Resecuritization Pass-Through Certificates, Series 2001-5


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
          -----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                  Delaware                                333-49820                            13-3320910
----------------------------------------          ---------------------       ---------------------------------------
       (State or Other Jurisdiction of                   (Commission              (I.R.S. Employer Identification No.)
               Incorporation)                           File Number)


                                                    11 Madison Avenue
                                                New York, New York 10010
                              ----------------------------------------------------------
                                       (Address of Principal Executive Offices)
                                                       (Zip Code)



       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------

Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Credit Suisse First Boston Mortgage Securities Corp. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Credit Suisse First Boston Mortgage Securities Corp., Resecuritization Mortgage Trust 2001-5, Resecuritization Pass-Through Certificates, Series 2001-5.

         In connection with the offering of the Credit Suisse First Boston Mortgage Securities Corp.,, Resecuritization Mortgage Trust 2001-5 Resecuritization Pass-Through Certificates, Series 2001-5, Credit Suisse First Boston Corporation ("CSFB"), as underwriter of the Certificates, has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided CSFB with certain information regarding the characteristics of the Underlying Certificates in the related underlying trust funds, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, listed as Exhibit 99.1 hereto are filed on Form SE dated February 28, 2001.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Computational Materials
                  filed on Form SE dated February 28, 2001.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CREDIT SUISSE FIRST BOSTON MORTGAGE
                                   SECURITIES CORPORATION



                                   By: /s/ Kari S. Roberts
                                      ---------------------
                                      Name:   Kari Roberts
                                      Title:  Vice President



Dated:  February 28, 2001

Exhibit Index
-------------


Exhibit                                                                 Page
-------                                                                 ----

99.1              Computational Materials
                  filed on Form SE dated February 28, 2001.


CMO Desk

              Yields Given Prices Report   CMCS2REREM2 30 year 6.5's
User ID: mshah3 Deals Directory: /home/mshah3/intexdeals Date: 01/23/2001 16:59
                                    Bond: A    Balance:     9,229,000  Coupon:   7.000005
Delay: 26    Class Factor:1.00 Accruing Since: 2/01/2001
Settlement Date: 2/28/2001  DEAL 30 year             WAC:     7.74 WAM: 260.00


  Months       PSA           PSA        PSA          PSA       PSA      PSA
     480       150           175        200          250       350      500

  96- 0       7.752         7.839       7.942       8.208     9.013    10.936
  96- 4       7.728         7.812       7.912       8.168     8.944    10.797
  96- 8       7.705         7.785       7.881       8.128     8.875    10.657
  96-12       7.681         7.759       7.851       8.088     8.806    10.518
  96-16       7.658         7.732       7.821       8.048     8.737    10.379
  96-20       7.635         7.706       7.791       8.009     8.668    10.241

  96-24       7.612         7.679       7.761       7.969     8.599    10.102
  96-28       7.588         7.653       7.731       7.929     8.531     9.964
  97- 0       7.565         7.627       7.700       7.890     8.462     9.827
  97- 4       7.542         7.601       7.671       7.850     8.394     9.690
  97- 8       7.519         7.574       7.641       7.811     8.326     9.553
  97-12       7.496         7.548       7.611       7.772     8.258     9.416

  97-16       7.473         7.522       7.581       7.732     8.190     9.279
  97-20       7.450         7.496       7.551       7.693     8.122     9.143
  97-24       7.427         7.470       7.521       7.654     8.054     9.008
  97-28       7.404         7.444       7.492       7.615     7.987     8.872
 *98- 0       7.381         7.418       7.462       7.576     7.919     8.737
  98- 4       7.358         7.392       7.433       7.537     7.852     8.602

  98- 8       7.335         7.366       7.403       7.498     7.785     8.467
  98-12       7.312         7.340       7.374       7.459     7.718     8.333
  98-16       7.290         7.314       7.344       7.421     7.651     8.199
  98-20       7.267         7.289       7.315       7.382     7.584     8.065
  98-24       7.244         7.263       7.285       7.343     7.518     7.932
  98-28       7.221         7.237       7.256       7.305     7.451     7.799

AVG LIFE      7.46           6.36        5.41        3.92      2.14      1.02
DURATION      5.54           4.89        4.29        3.26      1.88      0.94
FIRST PAY     9/05           9/04       12/03       10/02     11/01      6/01
LAST PAY      8/11           6/10        5/09        7/07     12/04      1/03

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances, shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.


CM0 Desk                                  Yields Given Prices Report            CMCS2REREM2 30 year   6.5's
                                        Bond: B     Balance:    3,222,000    Coupon:  7.000005
Delay: 26                            Class Factor:  1.00 Accruing Since:   2/01/2
Settlement Date:  2/28/2001 DEAL 30 year WAC:   7.74 WAM:        260.00

     Months      PSA         PSA         PSA         PSA         PSA        PSA            PSA      PSA         PSA         PSA
        480      100         150         200         250         300        350            400      450         500         1000
      96- 0    7.513       7.569       7.645       7.744        7.873      8.038          8.245    8.496       8.791       14.011
      96- 4    7.498       7.552       7.625       7.721        7.845      8.004          8.203    8.446       8.730       13.758
      96- 8    7.483       7.535       7.606       7.698        7.817      7.970          8.162    8.396       8.669       13.506
      96-12    7.468       7.518       7.586       7.675        7.789      7.936          8.121    8.345       8.608       13.255
      96-16    7.453       7.501       7.567       7.652        7.762      7.903          8.080    8.295       8.547       13.004
      96-20    7.439       7.485       7.547       7.629        7.734      7.869          8.039    8.245       8.486       12.753

      96-24    7.424       7.468       7.528       7.606        7.706      7.836          7.998    8.195       9.426       12.504
      96-28    7.409       7.451       7.508       7.583        7.679      7.802          7,957    8.145       8.365       12.255
      97- 0    7.395       7.435       7.489       7.560        7.651      7.769          7.916    8.095       8.305       12.007
      97- 4    7.380       7.418       7.469       7.537        7.624      7.735          7.875    8.046       8.245       11.759
      97- 8    7.365       7.401       7.450       7.514        7.596      7.702          7.835    7.996       8.185       11.512
      97-12    7.351       7.385       7.431       7.491        7.569      7.669          7.794    7.946       8.125       11.265

      97-16    7.336       7.368       7.412       7.468        7.542      7.636          7.754    7.897       8.065       11.019
      97-20    7.322       7.352       7.392       7.446        7.514      7.602          7.713    7.848       8.005       10.774
      97-24    7.307       7.335       7.373       7.423        7.487      7.569          7.673    7.798       7.945       10.529
      97-28    7.293       7.319       7.354       7.400        7.460      7.536          7.632    7.749       7.885       10.285
     *98- 0    7.278       7.302       7.335       7.378        7.433      7.503          7.592    7.700       7.826       10.042
      98- 4    7.264       7.286       7.316       7.355        7.406      7.470          7.552    7.651       7.766        9.799

      98- 8    7.249       7.269       7.297       7.332        7.378      7.438          7.512    7.602       7.707        9.556
      98-12    7.235       7.253       7.278       7.310        7.351      7.405          7.472    7.553       7.648        9.315
      98-16    7.221       7.237       7.259       7.287        7.324      7.372          7.431    7.504       7.588        9.074
      98-20    7.206       7.221       7.240       7.265        7.297      7.339          7.391    7.455       7.529        8.833
      98-24    7.192       7.204       7.221       7.243        7.271      7.306          7.352    7.406       7.470        8.593
      98-28    7.178       7.188       7.202       7.220        7.244      7.274          7.312    7.358       7.411        8.354

AVG LIFE       14.53       11.78        9.41        7.48         5.93       4.69           3.72     2.97        2.41         0.56
DURATION        8.78        7.72        6.64        5.61         4.67       3.85           3.15     2.58        2.13         0.52
FIRST PAY       6/14        8/11        5/09        7/07         2/06      12/04           2/04     7/03        1/03         8/01
LAST PAY       12/16        4/14       11/11       10/09         2/08      10/06           8/05    10/04        1/04        10/01


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances, shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.



CMO Desk              Yields Given Prices Report    CMCS2REREM2 30 year          6.5's
                             User ID: mshah3      Deals   Directory:  /home/mshah3/intexdeals Date: 01/24/2001
                         Bond:  C    Balance:   4,693,000    Coupon: 7.000005
Delay: 26 Class Factor:  1.00    Accruing Since: 2/01/2001
Settlement Date:    2/28/2001    DEAL  30 year WAC: 7.74      WAM:  260.00


       Months         PSA      PSA           PSA         PSA          PSA        PSA         PSA         PSA      PSA        PSA
          480         100      150           200         250          300        350         400         450      500       1000
        96- 0       7.470    7.496         7.534       7.584        7.648      7.729       7.834       7.967    8.135     11.606
        96- 4       7.457    7.482         7.519       7.567        7.628      7.707       7.807       7.936    8.098     11.442
        96- 8       7.444    7.468         7.503       7.549        7.609      7.684       7.781       7.905    8.060     11.279
        96-12       7.430    7.454         7.487       7.532        7.589      7.662       7.755       7.874    8.023     11.116
        96-16       7.417    7.440         7.472       7.515        7.569      7.639       7.728       7.843    7.986     10.953
        96-20       7.404    7.425         7.456       7.497        7.550      7.616       7.702       7.812    7.949     10.790

        96-24       7.391    7.411         7.441       7.480        7.530      7.594       7.676       7.781    7.912     10.628
        96-28       7.378    7.397         7.425       7.463        7.511      7.572       7.650       7.750    7.875     10.466
        97- 6       7.364    7.383         7.410       7.446        7.491      7.549       7.624       7.719    7.838     10.305
        97- 4       7.351    7.369         7.395       7.428        7.472      7.527       7,597       7.688    7.801     10.143
        97- 8       7.338    7.355         7.379       7.411        7.452      7.504       7.571       7.657    7.764      9.983
        97-12       7.325    7.341         7.364       7.394        7.433      7,482       7.545       7.626    7.728      9.822

        97-16       7.312    7.327         7.349       7.377        7.413      7.460       7.519       7.595    7.691      9.662
        97-20       7.299    7.313         7.333       7.360        7.394      7 438       7.493       7.565    7.654      9.502
        97-24       7.286    7.299         7.318       7.343        7.375      7.415       7.468       7.534    7.618      9.343
        97-28       7.273    7.285         7.303       7.326        7.356      7.393       7.442       7.504    7.581      9.183
       *98- 0       7.260    7.271         7.287       7.309        7.336      7.371       7.416       7,473    7.545      9.025
        98- 4       7.247    7.257         7.272       7.292        7.317      7.349       7.390       7.443    7.509      8.866

        98- 8       7.234    7.244         7.257       7.275        7.298      7.327       7.364       7.412    7.472      8.708
        98-12       7.221    7.230         7.242       7.258        7.279      7.305       7.339       7.382    7.436      8.550
        98-16       7.208    7.216         7.227       7.241        7.260      7.283       7.313       7.352    7.400      8.393
        98-20       7.196    7.202         7.212       7.224        7.241      7.261       7.288       7.321    7.364      8.235
        98-24       7.183    7.188         7.197       7.208        7.222      7.239       7.262       7.291    7.328      8.078
        98-28       7.170    7.175         7.182       7.191        7.203      7.217       7.237       7.261    7.292      7.922

AVG LIFE            17.84    15 69         13.41       11.29         9.41       7.78        6.37        5.18    4.20        0.86
DURATION             9.79     9.14          8.34        7.47         6.60       5.74        4.92        4.16    3.49        0.80
FIRST PAY           12/16     4/14         11/11       10/09         2/08      10/06        8/05       10/04    1/04       10/01
LAST PAY             2/21    11/19          2/18        1/16         1/14       2/12        5/10        9/08    4/07        3/02


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances, shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.



CMO Desk                         Yields Given Prices Report           CMCS2REREM2 30 year  6.5's
                              User ID: mshah3      Deals Directory: /home/mshah3/intexdeals       Date: O1/24/2001
                                                                  Bond: D     Balance:     1,567,872   Coupon:  7.000005
     Delay: 26       Class Factor:    1.00 Accruing Since:    2/01/2001
   Settlement Date:  2/28/2001    DEAL 30 year      WAC    7.74    WAM  260.00


        Months           PSA              PSA        PSA          PSA          PSA      PSA           PSA          PSA
           480           210              300        360          400          500      580           750         1060
         97- 0         7.358            7.382       7.408       7.431        7.529    7.696         8.243        9.800
         97- 4         7.345            7.368       7.392       7.414        7.508    7.666         8.185        9.664
         97- 8         7.333            7.354       7.377       7.398        7.487    7.637         8.128        9.529
         97-12         7.320            7.340       7.362       7.381        7.465    7.607         8.072        9.394
         97-16         7.307            7.326       7.347       7.365        7.444    7.577         8.015        9.259
         97-20         7.294            7.312       7.331       7.349        7.423    7.548         7.958        9.124

         97-24         7.282            7.299       7.316       7.332        7.402    7.518         7.901        8.990
         97-28         7.269            7.285       7.301       7.316        7.380    7.489         7.845        8.856
         98- 0         7.256            7.271       7.286       7.300        7.359    7.460         7.788        8.722
         98- 4         7.244            7.257       7.271       7.284        7.338    7.430         7.732        8.589
         98- 8         7.231            7.243       7.756       7.267        7.317    7.401         7.676        8.456
         98-12         7.218            7.229       7.241       7.251        7.296    7.372         7.619        8.323

         98-16         7.206            7.216       7.226       7.235        7.275    7.343         7.563        8.190
         98-20         7.193            7.202       7.211       7.219        7.254    7.313         7.507        8.058
         98-24         7.181            7.188       7.196       7.203        7.233    7.284         7.451        7.925
         98-28         7.168            7.175       7.181       7.187        7.212    7.255         7.395        7.793
        *99- 0         7.156            7.161       7.166       7.171        7.191    7.226         7.340        7.662
         99- 4         7.143            7.147       7.151       7.155        7.171    7.197         7.284        7.530

         99- 8         7.131            7.134       7.136       7.139        7.150    7.168         7.228        7.399
         99-12         7.119            7.120       7.122       7.123        7.129    7.139         7.173        7.268
         99-16         7.106            7.106       7.107       7.107        7.108    7.111         7.118        7.138
         99-20         7.094            7.093       7.092       7.091        7.088    7.082         7.062        7.007
         99-24         7.081            7.079       7.077       7.075        7.067    7.053         7.007        6.877
         99-28         7.069            7.066       7.063       7.060        7.046    7.024         6.952        6.747

AVG LIFE               18.74            15.85       13.69       12.22         8.34     5.40          2.55         1.02
DURATION               10.07             9.21        8.44        7.85         6.03     4.33          2.25         0.95
FIRST PAY               9/17             1/14       10/11        5/10         4/07     6/05          5/03         1/02
LAST PAY                3/41             3/41        3/41        3/41         3/41     3/41          1/04         3/02


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances, shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.